50+ Years of Investing for the Long Run® 1Q24 W. P. Carey Inc. Investor Presentation Exhibit 99.3

Table of Contents Unless otherwise noted, all data in this presentation is as of March 31, 2024. Amounts may not sum to totals due to rounding. Overview Real Estate Portfolio Balance Sheet ESG 3 7 19 23

3 Overview

4 Size One of the largest owners of net lease real estate and among the top 25 REITs in the MSCI US REIT Index Diversification Highly diversified portfolio by geography, tenant, property type and tenant industry Track Record Successful track record of investing and operating through multiple economic cycles since 1973 led by an experienced management team Proactive Asset Management U.S. and Europe-based asset management teams Balance Sheet Investment grade balance sheet with access to multiple forms of capital Real Estate Earnings Stable cash flows derived from long-term leases that contain strong contractual rent bumps W. P. Carey (NYSE: WPC) is a REIT that specializes in investing in single-tenant net lease commercial real estate, primarily in the U.S. and Northern and Western Europe Company Highlights Orgill | Warehouse | Inwood, WV Turkey Hill | Industrial | Conestoga, PA

5 • Generate attractive risk-adjusted returns by investing in net lease commercial real estate, primarily in the U.S. and Northern and Western Europe • Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination • Acquire “mission-critical” assets essential to a tenant’s operations • Create upside through rent escalations, credit improvements and real estate appreciation • Capitalize on existing tenant relationships through accretive expansions, renovations and follow-on deals • Hallmarks of our approach: • Diversification by tenant, industry, property type and geography • Disciplined • Opportunistic • Proactive asset management • Conservative capital structure Investment Strategy Transactions Evaluated on Four Key Factors Creditworthiness of Tenant • Industry drivers and trends • Competitor analysis • Company history • Financial wherewithal Criticality of Asset • Key distribution facility or profitable manufacturing plant • Critical R&D or data-center • Top performing retail stores Fundamental Value of the Underlying Real Estate • Local market analysis • Property condition • 3rd party valuation / replacement cost • Downside analysis / cost to re-lease Transaction Structure and Pricing • Lease terms – rent growth and maturity • Financial covenants • Security deposits / letters of credit

6 • Asset management offices in New York and Amsterdam • W. P. Carey has proven experience repositioning assets through re-leasing, restructuring and strategic disposition • Generates value creation opportunities within our existing portfolio • Five-point internal rating scale used to assess and monitor tenant credit and the quality, location and criticality of each asset Domestic and international asset management capabilities to address lease expirations, changing tenant credit profiles and asset repositioning or dispositions Proactive Asset Management Asset Management Risk AnalysisAsset Management Expertise Bankruptcy Watch List Implied IG Investment Grade StableTenant Credit Obsolete Residual Risk Stable Class B Class AAsset Quality Not Critical Non- Renewal Possible Renewal Critical- Renewal Likely Highly CriticalAsset Criticality Asset Location No Tenant Demand Limited Tenant Demand / Challenging Location Alternative Tenant Demand Good Location / Active Market Prime Location / High Tenant Demand Operational • Lease compliance • Insurance • Property inspections • Non-triple net lease administration • Real estate tax • Projections and portfolio valuation Transaction • Leasing • Dispositions • Lease modifications • Credit and real estate risk analysis • Building expansions and redevelopment • Tenant distress and restructuring Risk Management Scale

7 Real Estate Portfolio

8 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2024. 2. Other includes leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases, as well as leases with no escalations. 3. Metrics shown for operating self-storage portfolio only; excludes net-lease self-storage assets which are captured in net-lease portfolio metrics. Large Diversified Portfolio (1) N et -L ea se P or tfo lio Number of Properties 1,282 Number of Tenants 335 Square Footage 168.4 million ABR $1.28 billion North America / Europe / Other (% of ABR) 63% / 37% / 1% Contractual Rent Escalation: CPI-linked / Fixed / Other (2) 54% / 43% / 3% WALT 12.2 years Occupancy 99.1% Investment Grade Tenants (% of ABR) 23.7% Top 10 Tenant Concentration (% of ABR) 19.8% Se lf St or ag e (3) Number of Properties 89 Number of Units 54,681 Average Occupancy 90.4%

9 One of the lowest Top 10 and 20 concentrations among the net lease peer group Top 25 Net Lease Tenants (1) Tenant Description Number of Properties ABR ($ millions) WALT (years) % of Total Pharmaceutical R&D and advanced manufacturing properties in the Greater Toronto Area leased to generic drug manufacturer (2) 11 32 19.0 2.5% Business-to-business retail stores in Italy and Germany leased to cash and carry wholesaler 20 30 4.3 2.3% Net lease self-storage properties in the U.S. leased to publicly traded self-storage REIT 27 26 20.1 2.0% Retail properties in Germany leased to German DIY retailer (3) 35 25 19.9 2.0% Retail properties in Poland leased to German DIY retailer 26 25 7.2 2.0% Grocery stores and warehouses in Croatia leased to European food retailer 19 25 10.1 1.9% Automotive parts manufacturing properties in the U.S., Canada and Mexico leased to OEM supplier (2)(4) 23 24 19.1 1.9% Industrial and warehouse facilities in Germany, Italy and Spain leased to global manufacturer of premium packaging and labels 16 23 19.7 1.8% K-12 private schools in Orlando, Miami and Houston leased to international day and boarding school operator 3 22 19.5 1.7% Grocery stores and warehouses in Spain leased to Spanish food retailer 63 21 12.0 1.7% Top 10 Total 243 $253 14.9 yrs 19.8% Industrial facilities in the U.S. and Canada leased to concrete and building products manufacturer (2) 27 20 19.2 1.6% Distribution facilities in the U.S. leased to automotive aftermarket parts provider 29 20 8.8 1.5% Manufacturing facilities in the U.S. leased to international producer and supplier of packaging solutions 8 19 14.5 1.5% Dealerships in the United Kingdom leased to automotive retailer 56 19 12.9 1.5%

10 Tenant Description Number of Properties ABR ($ millions) WALT (years) % of Total Distribution facilities and manufacturing facility in the U.S. leased to global hardware wholesaler 9 18 14.3 1.4% Distribution facilities and retail properties in Lithuania, Estonia and Latvia leased to European DIY retailer 20 18 7.9 1.4% Production, packaging and distribution facilities in the U.S. leased to North American contract food manufacturer 18 17 18.3 1.3% Logistics and cold storage warehouse facilities in the Netherlands leased to European supermarket chain 5 15 4.9 1.2% Distribution facilities in Demark leased to Danish freight company 15 13 12.8 1.1% Retail properties in the Netherlands leased to European DIY retailer 36 13 9.3 1.0% Top 20 Total 466 $426 14.0 yrs 33.3% Retail properties and single distribution facility in the U.S. leased to sporting good retailer 9 13 4.5 1.0% Cold storage warehouse facilities in the Los Angeles and San Francisco areas leased to cold storage REIT 4 12 6.7 0.9% Distribution facility in Kentucky leased to global provider of consumer products and adhesives 1 11 18.1 0.9% Logistics facilities in the Czech Republic, Poland and Slovakia leased to French third-party logistics provider 4 11 1.5 0.9% Distribution facilities in South Carolina leased to U.S. tool and equipment retailer 3 11 15.0 0.8% Top 25 Total 487 $483 13.4 yrs 37.8% Top 25 Net Lease Tenants (continued) (1) 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2024. 2. ABR from these properties is denominated in U.S. dollars. 3. During the first quarter of 2024, we entered into a lease restructuring with Hellweg, which included (i) abated rent from January 1, 2024 to March 31, 2024, (ii) a €4.0 million reduction in annual base rent and (iii) a seven-year lease extension, with a new lease maturity of February 2044. 4. Of the 23 properties leased to the tenant, nine are located in Canada, eight are located in the United States and six are located in Mexico.

11 35% 28% 22% 15% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2024. 2. Includes automotive dealerships. 3. Includes education facility, office, specialty, self storage (net lease), laboratory, hotel (net lease), research and development, and land. 4. Includes tenants in the following industries: metals; high tech industries; telecommunications; aerospace and defense; wholesale; insurance; sovereign and public finance; banking; environmental industries; media: advertising, printing and publishing; oil and gas; consumer transportation; forest products and paper; and electricity. Property and Industry Diversification (1) Tenant Industry Diversification (% of ABR) Property Type Diversification (% of ABR) 63% Industrial / Warehouse Industrial 35% Warehouse 28% Retail (2) 22% Other (3) 15% 24% 9% 8% 7% 7% 6% 5% 4% 4% 4% 4% 3% 3% 3% 2% 10% Retail Stores (2) 24% Beverage and Food 9% Consumer Services 8% Automotive 7% Grocery 7% Healthcare and Pharmaceuticals 6% Containers, Packaging and Glass 5% Capital Equipment 4% Cargo Transportation 4% Construction and Building 4% Durable Consumer Goods 4% Hotels and Leisure 3% Chemicals, Plastics and Rubber 3% Non-Durable Consumer Goods 3% Business Services 2% Other (4) 10%

12 North America, 63% $805MM United States, 58% $740MM Canada (2), 4% $51MM Mexico (3), 1% $13MM Europe, 37% $467MM Other (4), 1% $8MM 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2024. 2. $47MM (92%) of ABR from Canada-based properties denominated in USD with the balance in CAD. 3. All ABR from Mexico-based properties denominated in USD. 4. Includes Mauritius (0.4%) and Japan (0.2%). W. P. Carey has been investing internationally for over 25 years, primarily in Northern and Western Europe Geographic Diversification (1) Through our financing and hedging strategies, we’ve significantly mitigated currency risk through a combination of over- weighting our debt in foreign currencies and utilizing contractual cash flow hedges.

13 Uncapped CPI 34% Fixed 43% Capped CPI 21% Other (2) 3% CPI-linked 54% None 0.4% 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2024. 2. Represents leases with percentage rent (i.e., participation in the gross revenues of the tenant above a stated level) and other increases. Over 99% of ABR comes from leases with contractual rent increases, including 54% linked to CPI Internal Growth from Contractual Rent Increases (1)

14 1.5% 1.6% 1.8% 2.7% 3.0% 3.4% 3.4% 4.3% 4.3% 4.2% 4.1% 3.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 1. Contractual same store portfolio includes leases that were continuously in place during the period from March 31, 2023 to March 31, 2024. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of March 31, 2024. Contractual same store growth of 3.1% (1) Same Store ABR Growth

15 1.4% 3.5% 4.6% 4.9% 4.2% 6.0% 2.9% 5.3% 3.2% 5.6% 5.1% 53.3% 0% 10% 20% 30% 40% 50% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter 1. Portfolio information reflects pro rata ownership of real estate assets (excluding operating properties) as of March 31, 2024. 2. Assumes tenants do not exercise any renewal or purchase options. Weighted-average lease term of 12.2 years Lease Expirations and Average Lease Term (1) Lease Expirations (% ABR) (2)

16 Historical Occupancy (1) 1. Historical data through 2021 includes W. P. Carey and the following CPA REITs: Corporate Property Associates 12 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, Corporate Property Associates 16 – Global Incorporated, Corporate Property Associates 17 – Global Incorporated (CPA:17) and Corporate Property Associates 18 – Global Incorporated (CPA:18). Portfolio information excludes operating properties. 2. Represents occupancy for each completed year at December 31. Otherwise, occupancy shown is for the most recent quarter. Stable occupancy maintained during the aftermath of the global financial crisis and throughout the COVID-19 pandemic 96.6% 97.3% 98.4% 98.8% 99.0% 99.2% 99.3% 99.8% 98.3% 98.9% 98.5% 98.5% 98.8% 98.1% 99.1% 0% 20% 40% 60% 80% 100% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 Occupancy (% Square Feet) (2)

17 Recent investment activity has been focused primarily on mission critical industrial and warehouse properties and essential retail Recent Acquisitions Purchase Price: $468 million Transaction Type: Sale-leaseback Facility Type: Industrial / Warehouse Location: Various, Canada Gross Square Footage: 2,268,417 Lease Term: 20-year lease Rent Escalation: Fixed (with all rent paid in USD) Apotex April 2023 (11 properties) Purchase Price: $305 million * Transaction Type: Sale-leaseback Facility Type: Industrial / Warehouse Location: Various, Italy (12) / Spain (3) / Germany (1) Gross Square Footage: 4,458,514 Lease Term: 20-year lease Rent Escalation: Country CPI Fedrigoni November 2023 / January 2024 (16 properties) Metra March 2024 (5 properties) Purchase Price: $86 million Transaction Type: Sale-leaseback Facility Type: Industrial / Warehouse Location: Various, Italy (4) / Laval, Canada (1) Gross Square Footage: 1,081,900 Lease Term: 25-year lease * Rent Escalation: Italian CPI / Fixed (Canada) Recent Acquisitions – Case Studies * As part of the transaction, WPC’s existing Canadian lease with Metra was reset to a term of 25 years. * Completed in 2 tranches - $157 million in November 2023 / $148 million in January 2024

18 Capital investments have become a more meaningful part of our investment activity and allow us to pursue follow-on opportunities with existing tenants Recent Capital Investments Investment: $20 million renovation Facility Type: Industrial Location: Evansville, IN and Lawrence, KS Additional Gross Square Footage: N/A Lease Term: 17-year lease Rent Escalation: U.S. CPI Berry Plastics Completed March 2023 Investment: $14 million redevelopment Facility Type: Laboratory Location: Pleasanton, CA Additional Gross Square Footage : N/A Lease Term: 16-year lease Rent Escalation: Fixed Unchained Labs Completed August 2023 Investment: $14 million expansion Facility Type: Industrial Location: Salisbury, NC Additional Gross Square Footage : 125,549 Lease Term: 15-year lease Rent Escalation: Fixed Hexagon Composites Completed March 2024 Capital Investments – Case Studies

19 Balance Sheet

20 Capitalization ($MM) (1) 3/31/24 Total Equity (2) $12,350 Pro Rata Net Debt Senior Unsecured Notes USD (3) 2,900 Senior Unsecured Notes EUR 3,108 Mortgage Debt, pro rata USD 351 Mortgage Debt, pro rata (EUR $202 / Other $45) 247 Unsecured Revolving Credit Facility USD 0 Unsecured Revolving Credit Facility (EUR $276 / Other $16) 292 Unsecured Term Loans (EUR $773 / GBP $341) 1,114 Total Pro Rata Debt $8,012 Less: Cash and Cash Equivalents (777) Less: Cash Held at Qualified Intermediaries (284) Total Pro Rata Net Debt $6,951 Enterprise Value $19,301 Total Capitalization $20,362 Leverage Metrics Pro Rata Net Debt / Adjusted EBITDA (4)(5) 5.3x Pro Rata Net Debt / Enterprise Value (2)(4) 36.0% Total Consolidated Debt / Gross Assets (6) 40.9% Weighted Average Interest Rate (pro rata) 3.2% Weighted Average Debt Maturity (pro rata) 3.7 years Capitalization (%) • Size: Large, well-capitalized balance sheet with $19.3B in total enterprise value • Credit Rating: Investment grade balance sheet rated Baa1 by Moody’s and BBB+ by S&P • Liquidity: Ample liquidity of $2.8B at quarter end, including $1.1B of cash on hand and 1031 proceeds • Leverage: Maintain conservative leverage targets (mid-to-high 5s Net Debt to EBITDA) • Capital Markets: Demonstrated strong access to capital markets – Credit Facility: Recast $2.6B credit facility in December 2023, consisting of a $2.0B revolver and £270MM and €215MM in term loans – Term Loan: €500MM term loan swapped to 4.34% due April 2026 in April 2023 – ATM: Issued an aggregate $852MM of net ATM equity in 2022 / 2023 – Private Placement: €150MM of 3.41% Senior Unsecured Notes due 2029 and €200MM of 3.70% Senior Unsecured Notes due 2032 issued in September 2022 Balance Sheet Highlights 61% 30% 7% 3% Equity (2) Senior Unsecured Notes (3) Unsecured Revolving Credit Facility / Term Loans Mortgage Debt (pro rata) Balance Sheet Overview 1. Amounts may not sum to totals due to rounding. 2. Based on a closing stock price of $56.44 on March 31, 2024 and 218,823,907 common shares outstanding as of March 31, 2024. 3. In April 2024, we repaid our $500 million 4.60% senior unsecured notes due 2024 at maturity. 4. Pro rata net debt to enterprise value and pro rata net debt to Adjusted EBITDA are based on pro rata debt less consolidated cash and cash equivalents and cash held at qualified intermediaries. 5. Adjusted EBITDA represents 1Q24 annualized Adjusted EBITDA, as reported in the Form 8-K filed with the SEC on April 30, 2024. 6. Gross assets represent consolidated total assets before accumulated depreciation on real estate. Gross assets are net of accumulated amortization on in-place lease and above-market rent intangible assets.

21 % of Total (4) 15.3% 8.7% 19.1% 7.0% 14.3% 9.7% 7.1% 6.3% 7.1% 5.4% Interest Rate (4) 3.4% 4.1% 3.6% 2.2% 3.6% 4.0% 1.0% 2.4% 2.9% 2.3% $M M 1. Reflects amount due at maturity, excluding unamortized discount and unamortized deferred financing costs. 2. Reflects pro rata balloon payments due at maturity. W. P. Carey has one fully amortizing mortgage due in 2031 ($3MM). 3. Includes amounts drawn under the credit facility as of March 31, 2024. 4. Reflects the weighted average percentage of debt outstanding and the weighted average interest rate for each year based on the total outstanding balance as of March 31, 2024 (not pro forma for April 2024 bond repayment). 185 236 90 21 28 2 541 541 541 541 162 568 216 500 450 350 325 500 350 425 541 574 292 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Mortgage Debt Unsecured Bonds (EUR) Unsecured Bonds (USD) Unsecured Term Loans Unsecured Revolving Credit Facility (2) (3) Debt Maturity Schedule (as of March 31, 2024) Principal at Maturity (1) In April 2024, we repaid our $500 million 4.60% senior unsecured notes due 2024 at maturity

22 Metric Covenant March 31, 2024 Total Leverage Total Debt / Total Assets ≤ 60% 40.5% Secured Debt Leverage Secured Debt / Total Assets ≤ 40% 2.6% Fixed Charge Coverage Consolidated EBITDA / Annual Debt Service Charge ≥ 1.5x 4.7x Maintenance of Unencumbered Asset Value Unencumbered Assets / Total Unsecured Debt ≥ 150% 235.3% 1. This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes. 2. As of March 31, 2024, our Senior Unsecured Notes consisted of the following note issuances: (i) $500 million 4.60% senior unsecured notes due 2024, (ii) €500 million 2.25% senior unsecured notes due 2024, (iii) $450 million 4.00% senior unsecured notes due 2025, (iv) $350 million 4.25% senior unsecured notes due 2026, (v) €500 million 2.25% senior unsecured notes due 2026, (vi) €500 million 2.125% senior unsecured notes due 2027, (vii) €500 million 1.35% senior unsecured notes due 2028, (viii) $325 million 3.85% senior unsecured notes due 2029, (ix) €525 million 0.95% senior unsecured notes due 2030, (x) $500 million 2.40% senior unsecured notes due 2031, (xi) $350 million 2.45% senior unsecured notes due 2032 and (xii) $425 million 2.25% senior unsecured notes due 2033. Excludes the €150MM 3.41% senior unsecured notes due 2029 and €200MM 3.70% senior unsecured notes due 2032 issued in the September 2022 private placement offering. 3. In April 2024, we repaid our $500 million 4.60% senior unsecured notes due 2024 at maturity. Investment grade balance sheet rated Baa1 (stable) by Moody’s and BBB+ (stable) by S&P Senior Unsecured Notes (2)(3) Unsecured Bond Covenants (1)

23 ESG

24 We continue to drive progress toward our ESG objectives, demonstrating our ongoing commitment to environmental and sustainability initiatives, corporate social responsibility and corporate governance. Recent highlights include: ESG Environmental Governance Social • Achieved Gold level recognition as a Green Lease Leader for a third consecutive year1 , qualifying for credits in energy efficiency and sustainability best practices • Enrolled more than 50% of our tenants in electricity usage data reporting as a percentage of both ABR and square footage, continuing our progress towards calculating our carbon footprint in an effort to drive reduction • Earned our first BREEAM Outstanding certification, the highest BREEAM rating, for our state-of-the art food research facility in the Netherlands • Certified as a Great Place to Work® based on a survey of our U.S. employees for the second consecutive year2 • Recognized by the American Heart Association for Silver level achievement on the Well-being Works BetterTM Scorecard • Increased our financial support in the communities in which we operate by 9% year-over-year, including hospitals, museums and other organizations • Continue to provide our employees with volunteer opportunities and foster productive relationships through our Carey Forward program • Maintained the highest QualityScore rating of “1” from Institutional Shareholder Services in Governance • Adopted a new Dodd Frank Clawback Policy aligning with NYSE rules • Nominated ten directors, 40% of whom are women • Communicated our ESG objectives via our ESG Policy Statement 1. In 2022, 2023 and 2024 we were recognized as a Green Lease Leader at the Gold level by the Institute for Market Transformation (IMT) and the U.S. Department of Energy's (DOE) Better Buildings Alliance. 2. In 2022 and 2023 we were Certified by Great Place to Work® based on a survey of U.S. employees.

25 Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the “Securities Act”) and the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “maintain” or the negative version of these words and other comparable terms. These forward- looking statements include, but are not limited to, statements that are not historical facts. These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to fluctuating interest rates, the impact of inflation on our tenants and us, the effects of pandemics and global outbreaks of contagious diseases and domestic or geopolitical crises, such as terrorism, military conflict, war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, and those additional risk factors discussed in reports that we have filed with the SEC, could also have material adverse effects on our future results, performance or achievements. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. All data presented herein is as of March 31, 2024 unless otherwise noted. Amounts may not sum to totals due to rounding. Past performance does not guarantee future results. Cautionary Statement Concerning Forward-Looking Statements

26 EBITDA and Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and noncore items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This presentation contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have certain investments in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of March 31, 2024. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. Disclosures The following non-GAAP financial measures are used in this presentation